ANNUAL REPORT  DECEMBER 31, 2000

Prudential
Global Total Return Fund, Inc.

Fund Type Global debt
Objective Total return, made up of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

                        (LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Global Total Return Fund seeks total return made up of current income and capital appreciation. The Fund invests primarily in intermediate-term, investment-grade debt securities issued around the world. The Fund invests at least 65% of its total assets in income-producing debt securities of the United States and foreign governments, including developing countries. The Fund can invest up to 35% of total assets in corporate debt securities. The Fund may also invest up to 15% of total assets in bonds rated below investment grade, with a minimum rating of "B" by Moody's or Standard & Poor's, or of comparable quality in our view. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities. There are special risks associated with foreign investing, including social, political, and currency risks, as well as potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Ten Largest Issuers
Expressed as a percentage of
net assets as of 12/31/00

16.2% Government of Japan

12.9  United States Treasury Notes

 7.5  Government of Austria

 6.5  Swedish Government Bonds

 4.7  German Government Bonds

 3.9  Canadian Government Bonds

 3.3  Italian Government Bonds

 3.2  Osprey Trust

 3.0  Federal National Mortgage
      Association

 2.6  Korea Electric Power

Holdings are subject to change.

                 www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1      As of 12/31/00

                                    One        Five        Ten      Since
                                   Year       Years       Years   Inception2
Class A                            3.49%      28.08%      94.88%    242.37%
Class B                            2.82        N/A          N/A      23.83
Class C                            2.82        N/A          N/A      23.83
Class Z                            3.78        N/A          N/A      15.01
Lipper Global Income Fund Avg.3    3.63       23.03       81.97       ***

Average Annual Total Returns1           As of 12/31/00

                                    One        Five        Ten      Since
                                   Year       Years       Years   Inception2
Class A                           -0.65%      4.22%       6.46%      8.56%
Class B                           -2.18        N/A         N/A       4.23
Class C                            0.79        N/A         N/A       4.19
Class Z                            3.78        N/A         N/A       3.76

Distributions and Yields                 As of 12/31/00

                         Total Distributions           30-Day
                          Paid for 12 Months         SEC Yield
Class A                         $0.40                  4.17%
Class B                         $0.36                  3.86
Class C                         $0.36                  3.82
Class Z                         $0.42                  4.60

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 7/7/86; Class B and Class C,
1/15/96; and Class Z, 3/17/97.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Income Fund category. The Lipper average is unmanaged. Funds in the Global Income category invest primarily in U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United
States.

***Lipper Since Inception returns are 183.80% for Class A,
21.25% for Class B and Class C, and 13.34% for Class Z, based on all funds in each share class.

(LOGO)                      February 15, 2001

DEAR SHAREHOLDER,
Prices in many global bond markets finished 2000 solidly higher, with much of their gains posted later in the year. A more favorable outlook for monetary policy in several regions around the world contributed heavily to the improvement in global bond markets.

Initially, the Federal Reserve (the Fed) and the European Central Bank (the ECB) had repeatedly increased short-term rates to cool off their respective economies and prevent higher inflation. This trend, particularly in the first half of the year, often exerted downward pressure on bond prices, which move in the opposite direction of interest rates.

Late in the year, U.S. and European economic growth slowed to the point that there was talk of the Fed and the ECB cutting short-term rates to bolster economic growth in their respective domains. Expectation of lower rates led many investors to accept lower bond yields, which boosted bond prices.

The Prudential Global Total Return Fund benefited from the rally in global bond prices. However, its emphasis on low-volatility corporate bonds and certain currency exposure detracted from its returns. Consequently, the Fund's Class A shares returned 3.49% in 2000, which is -0.65% for those subject to the initial sales charge. By comparison, the Lipper Global Income Fund Average, which is not subject to sales charges, returned 3.63% for the year.

We discuss developments in the global bond markets and explain the Fund's investments on the following pages.

Sincerely,

David R. Odenath, Jr., President
Prudential Global Total Return Fund, Inc.

Prudential Global Total Return Fund, Inc.

       Annual Report       December 31, 2000

INVESTMENT ADVISER'S REPORT

Global bond markets ended 2000 on a strong note after battling back from a challenging first half of the year. A change in the outlook for monetary policy in the United States and Europe, among others, was a primary catalyst behind solid gains in global bond prices later in the year.

The first half of the year proved difficult for global bonds as economies in the United States and abroad expanded more rapidly than expected. To curb economic growth and check inflation, some central banks increased short-term interest rates. Raising rates can slow economic momentum by encouraging higher borrowing costs for consumers and businesses.

The Fed increased the federal funds rate (the rate U.S.
banks charge each other for overnight loans) in February, March, and May 2000 by a total of one percentage point. The
ECB raised its key interest rate by a total of 1.75 percentage points over the course of the year, while the Bank of Japan (BOJ) hiked its key rate by a quarter percentage point in August 2000. In anticipation of these moves, investors sought higher yields in many bond markets, sending bond prices lower.

However, reports released in June indicated that repeated short-term rate hikes were beginning to rein in U.S.
economic growth. This data, and the Fed's decision to leave rates unchanged in June, boosted bond prices in the United
States and overseas--especially in emerging markets.

A STRATEGY FOR THE LONG HAUL
Because the Fund's goal is to achieve stable, attractive returns, the majority of its holdings are in intermediate-term bonds, whose prices tend to be less volatile than the prices of longer-term bonds. The Prudential Global Sector team seeks to add value to the Fund by carefully selecting intermediate-term corporate bonds that will deliver higher returns than government bonds without incurring significant volatility. In 2000, however, government bonds unexpectedly outperformed corporate bonds, which were hurt by tighter liquidity conditions and rising default rates. Our preference for low-volatility

Prudential Global Total Return Fund, Inc.

        Annual Report       December 31, 2000

securities also meant the Fund did not benefit as fully from the solid global bond market rally that occurred later in the year. While our portfolio positioning detracted marginally from the Fund's performance relative to its benchmark Lipper Average, we believe our strategy will aid the Fund in the long run.

In the second half of the year, the repeated short-term rate hikes, higher energy prices, and weakness in the stock market took their toll on economic growth in the United States. As the U.S. economy rapidly lost steam late in the year, many investors believed the Fed would soon cut short-term rates to keep the economic expansion on track. Short-term rates were also expected to decline in many European countries and in Australia.

Anticipation of lower short-term rates led investors to accept sharply lower yields in many global bond markets, which boosted bond prices. By December 29, 2000, the yield on five-year U.S. Treasuries stood at 4.97%, down 137 basis points from the end of 1999. (A basis point is one-hundredth of a percent.) The yield on five-year German government bonds stood at 4.51%, down 29 basis points.

WEAK EURO DETRACTED FROM FUND RETURNS
On the currency front, most of the Fund's holdings remained hedged into U.S. dollars. However, the Fund had a partially unhedged exposure to the euro that hurt the Fund's relative performance. The single European currency finished the year
2000 down roughly 6.50% versus the U.S. dollar, despite gains made in the final three months of the year. The euro strengthened in the fourth quarter as some analysts expect economic growth in the euro zone to exceed that of the United States in 2001. Meanwhile, we eliminated the Fund's exposure to the Japanese yen in the fourth quarter of 2000 as that currency lost approximately 12% against the U.S.
dollar during the year.

                  www.prudential.com  (800) 225-1852

LOOKING AHEAD
We believe the euro still has considerable room to appreciate against the U.S. dollar. We therefore plan to maintain a significant exposure to the euro if this trend continues.

In contrast, we expect the Japanese yen to weaken further in 2001, hurt by investment flows out of Japan, low investment returns, and a lingering financial crisis in Japan. Given the deflationary economic conditions in Japan, we believe the BOJ will not increase short-term rates in the near future. With this in mind, we recently increased the Fund's Japanese government bond position, which is hedged back into U.S. dollars.

The Fed engineered two half-percentage-point reductions in the federal funds rate that lowered it to 5.50% from 6.50% in January 2001. The Fed cut the key rate in an effort to revitalize the sagging economy. But because the economy continues to "flirt" with recession and inflation remains under control, the central bank is widely expected to continue easing monetary policy aggressively.

Until the Fed has finished reducing rates, government bond yields could decline further. However, we believe U.S.
economic growth will stabilize, and government bond yields will rise moderately by the end of the year. In this market environment, corporate bonds and emerging market bonds should perform well relative to government bonds.

Prudential Global Total Return Fund Management Team

PROPOSED REORGANIZATION
A proposal to merge the Prudential International Bond Fund's assets with those of the Prudential Global Total Return Fund will be put to a shareholder vote at a special meeting of Prudential International Bond Fund's shareholders in April 2001. If approved, the merger is scheduled to take place during the second quarter of 2001.
                                              5

Prudential Global Total Return Fund, Inc.

           Annual Report     December 31, 2000

Financial
     Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.1%
-------------------------------------------------------------------------------------
Canada  3.9%
                  Canadian Government Bonds,
  C$     4,557    6.00%, 9/1/05                                     $     3,122,143
         8,325    5.75%, 9/1/06                                           5,667,639
                                                                    ---------------
                                                                          8,789,782
-------------------------------------------------------------------------------------
Denmark  1.3%
  DKr   24,180    Danish Government Bonds,
                   5.00%, 8/15/05                                         3,018,090
-------------------------------------------------------------------------------------
Eurobonds  26.3%
                  Austrian Government Bonds,
  EURO  15,350    3.40%, 10/20/04                                        13,658,263
         3,830    4.00%, 7/15/09                                          3,285,304
         5,410    Belgium Government Bonds,
                   5.50%, 3/28/28                                         4,866,614
         1,490    Callahan Nordrhein Westfalen,
                   14.00%, 7/15/10                                        1,220,006
         2,889    Depfa Bank AG,
                   5.50%, 2/12/08                                         2,731,079
           480    Esat Telecom Group PLC,
                   11.875%, 11/1/09                                         559,220
         1,473    Flag Telecom Holdings Ltd.,
                   11.625%, 3/30/10                                       1,249,259
         2,540    French Government Bonds,
                   8.50%, 4/25/23                                         3,276,774
        10,200    German Government Bonds,
                   6.25%, 1/4/24                                         10,525,062
                  Italian Government Bonds,
         2,425    6.75%, 7/1/07                                           2,469,339
         1,761    6.00%, 5/1/31                                           1,695,870
         2,840    Level 3 Communications,
                   10.75%, 3/15/08                                        2,219,681
           500    Municipality of Sophia,
                   9.75%, 6/3/02                                            468,947

    See Notes to Financial Statements                                      7

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
  EURO   1,017    Neste Chemicals International Oy,
                   12.25%, 8/15/10                                  $       807,639
         1,960    Netia Holdings BV,
                   13.75%, 6/15/10                                        1,573,837
         7,762    Osprey Trust,
                   6.375%, 1/15/03                                        7,313,512
         1,304    Spanish Government Bonds,
                   5.40%, 7/30/11                                         1,196,927
                                                                    ---------------
                                                                         59,117,333
-------------------------------------------------------------------------------------
Greece  0.6%
   GRD 425,000    Greek Government Bonds,
                   6.50%, 10/22/19                                        1,225,247
-------------------------------------------------------------------------------------
Japan  17.3%
  Y    300,000    Banque Cent de Tunisie,
                   3.30%, 8/2/10                                          2,561,533
                  Japanese Government Bonds,
     1,795,000    0.60%, 11/20/02                                        15,664,317
       541,500    1.20%, 12/20/05                                         4,768,880
     1,252,000    1.80%, 6/20/08                                         11,263,146
       541,500    1.80%, 6/21/10                                          4,780,344
                                                                    ---------------
                                                                         39,038,220
-------------------------------------------------------------------------------------
New Zealand  5.1%
  NZ$   14,900    Federal National Mortgage Association,
                   7.25%, 6/20/02                                         6,648,363
        10,000    New Zealand Government Bonds,
                   8.00%, 11/15/06                                        4,837,689
                                                                    ---------------
                                                                         11,486,052
-------------------------------------------------------------------------------------
Russia  0.2%
  RUB   18,900    European Bank for Reconstruction Development,
                   Zero Coupon, 5/28/02                                     502,572
-------------------------------------------------------------------------------------
Sweden  6.5%
  SEK  132,300    Swedish Government Bonds,
                   6.00%, 2/9/05                                         14,704,950

    8                                      See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
United Kingdom  2.6%
  BP     2,000    Abbey National Treasury Service,
                   8.00%, 4/2/03                                    $     3,108,321
           342    Banco Central del Uruguay, FRN,
                   7.25%, 2/19/07                                           474,994
         1,300    Powergen PLC,
                   8.875%, 3/26/03                                        2,041,758
           300(c) United Kingdom Bonds,
                   5.00%, 6/7/04                                                445
                                                                    ---------------
                                                                          5,625,518
-------------------------------------------------------------------------------------
United States  29.3%
Corporate Bonds  10.0%
  US$    1,000    Central Bank Tunisia,
                   7.50%, 9/19/07                                           942,500
         1,300    Chonhung Bank,
                   11.90375%, 1/7/05                                      1,254,500
         3,807    Fideicomiso Petalco,
                   10.16%, 12/23/09                                       3,730,860
           670    Hanvit Bank,
                   12.75%, 3/1/10                                           670,000
         2,030    Industrial Bank of Korea,
                   8.375%, 9/30/02                                        2,074,660
         3,930    Korea Development Bank,
                   6.625%, 11/21/03                                       3,865,155
                  Korea Electric Power Co.,
                   6.375%, 12/1/03                                        5,020,070
         5,170
           875    7.00%, 10/1/02                                            872,016
         2,210    Partner Communications Co. Ltd.,
                   13.00%, 8/15/10                                        1,900,600
         1,300    Philippine Long Distance Telephone,
                   10.50%, 4/15/09                                        1,092,000
         1,300    Sakura Cap Funding Cayman,
                   7.4775%, 9/29/49                                       1,247,323
                                                                    ---------------
                                                                         22,669,684

    See Notes to Financial Statements                                      9

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
Sovereign Bonds  6.4%
  US$    2,750    Bulgarian Government Bonds,
                   2.75%, 7/28/12                                   $     2,035,000
         3,300    Colombian Government Bonds,
                   7.25%, 2/23/04                                         2,844,600
         4,028    Croatian Government Bonds, FRN,
                   7.75%, 7/31/06                                         3,836,891
         1,600    Embotelladora Andina SA,
                   7.875%, 10/1/97                                        1,210,152
           500    Jamaican Government Bonds,
                   9.625%, 7/2/02                                           485,000
         1,700    Lithuanian Government Bonds,
                   7.125%, 7/22/02                                        1,687,250
         2,250    Oman Sultanate,
                   7.125%, 3/20/02                                        2,244,375
                                                                    ---------------
                                                                         14,343,268
-------------------------------------------------------------------------------------
U.S. Government Obligations  12.9%
                  United States Treasury Notes,
        13,030    5.625%, 5/15/08                                        13,372,037
        14,170(b) 6.50%, 2/15/10                                         15,502,830
           150    5.75%, 8/15/10                                            157,196
                                                                    ---------------
                                                                         29,032,063
                                                                    ---------------
                  Total United States investments                        66,045,015
                                                                    ---------------
                  Total long-term investments (cost
                   US$210,446,585)                                      209,552,779
                                                                    ---------------
SHORT-TERM INVESTMENTS  3.9%
-------------------------------------------------------------------------------------
Eurobonds  1.8%
  EURO   2,000    Cesp Cia Energetic,
                   9.25%, 5/10/01                                           957,647
         3,400    Italian Government Bonds,
                  4.50%, 7/1/01                                           3,158,468
                                                                    ---------------
                                                                          4,116,115
-------------------------------------------------------------------------------------
Hungary  0.8%
  HUF  480,000    Hungarian Government Bonds,
                   15.00%, 7/24/01                                        1,721,013
-------------------------------------------------------------------------------------
United States  1.3%
Corporate Bonds  0.3%
  US$      750    Banco del Estado Chile,
                   8.39%, 8/1/01                                            755,198

    10                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
Sovereign Bonds  0.6%
  US$      338    Brazilian Government Bonds, FRN,
                   7.875%, 1/1/01                                           338,250
         1,000    Italian Government Bonds,
                   7.00%, 9/18/01                                         1,003,500
                                                                    ---------------
                                                                          1,341,750
-------------------------------------------------------------------------------------
Supranational Bonds  0.2%
           500    Corporacion Andina de Fomento,
                   7.63%, 4/3/01                                            497,500
-------------------------------------------------------------------------------------
U.S. Government Obligations
            80(b) United States Treasury Bills,
                   6.60%(a), 4/12/01                                         77,592
-------------------------------------------------------------------------------------
Repurchase Agreement  0.2%
           301    Joint Repurchase Agreement Account,
                   5.921%, 1/02/01 (Note 5)                                 301,000
                                                                    ---------------
                  Total United States investments                         2,973,040
                                                                    ---------------
                  Total short-term investments (cost
                   US$9,301,694)                                          8,810,168
                                                                    ---------------
                  Total Investments  97.0%
                   (cost $219,748,279; Note 4)                          218,362,947
                  Other assets in excess of liabilities  3.0%             6,857,329
                                                                    ---------------
                  Net Assets  100%                                  $   225,220,276
                                                                    ---------------
                                                                    ---------------

------------------------------
Portfolio securities are classified according to the security's currency denomination.
AG--Aktiengesellschaft (German Company).
BV--Beloten Vennootschap (Dutch Company).
PLC--Public Liability Company (British Company).
Oy--Osakeyhtio (Finnish Company).
FRN--Floating Rate Note, rate shown as of December 31, 2000.
C$--Canadian Dollar.
DKr--Danish Krone.
EURO--Euro.
GRD--Greek Drachma.
HUF--Hungarian Forint.
Y--Japanese Yen.
NZ$--New Zealand Dollar.
BP--Pound Sterling.
RUB--Russian Ruble.
SEK--Swedish Krona.
    See Notes to Financial Statements                                     11

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 2000 was as follows:
Foreign Government Securities..........................................   62.6%
U.S. Government Securities.............................................   12.9
Banks..................................................................    7.5
Financial Services.....................................................    5.2
Utilities..............................................................    3.9
Telecommunications.....................................................    3.8
Cable..................................................................    0.5
Chemicals..............................................................    0.4
Other assets in excess of liabilities
  (including Joint Repurchase Agreement)...............................    3.2
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

------------------------------
(a) Rate quoted represents yield-to-maturity as of purchase date.
(b) Partial principal amount pledged as collateral for financial futures contracts.
(c) Figure is actual and not rounded to nearest thousand.
    12                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $219,748,279)                         $ 218,362,947
Foreign currency, at value (cost $240,268)                              240,784
Unrealized appreciation on forward currency contracts                 8,308,551
Receivable for investments sold                                       4,673,874
Interest receivable                                                   4,647,064
Receivable for Fund shares sold                                          25,807
Other assets                                                              9,268
                                                                -----------------
      Total assets                                                  236,268,295
                                                                -----------------
LIABILITIES
Payable to custodian                                                     98,792
Unrealized depreciation on forward currency contracts                 9,805,398
Payable for Fund shares reacquired                                      695,467
Accrued expenses and other liabilities                                  246,093
Management fee payable                                                  142,522
Distribution fee payable                                                 48,040
Due to broker - variation margin                                          7,032
Withholding tax payable                                                   4,675
                                                                -----------------
      Total liabilities                                              11,048,019
                                                                -----------------
NET ASSETS                                                        $ 225,220,276
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     317,355
   Paid-in capital in excess of par                                 260,775,157
                                                                -----------------
                                                                    261,092,512
   Distributions in excess of net investment income                    (489,642)
   Accumulated net realized loss on investment and
      foreign currency transactions                                 (32,563,985)
   Net unrealized depreciation on investments and foreign
      currencies                                                     (2,818,609)
                                                                -----------------
Net assets, December 31, 2000                                     $ 225,220,276
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential Global Total Return Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($208,100,620 / 29,325,699 shares of common stock
      issued and outstanding)                                             $7.10
   Maximum sales charge (4% of offering price)                              .30
                                                                -----------------
   Maximum offering price to public                                       $7.40
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($6,145,247 / 865,097 shares of common stock
      issued and outstanding)                                             $7.10
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share ($423,909 /
      59,679 shares of common stock issued and outstanding)               $7.10
   Sales charge (1% of offering price)                                      .07
                                                                -----------------
   Offering price to public                                               $7.17
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($10,550,500 / 1,485,051 shares of common stock
      issued and outstanding)                                             $7.10
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $12,984)         $  17,967,141
                                                                -----------------
Expenses
   Management fee                                                     1,832,651
   Distribution fee--Class A                                            564,786
   Distribution fee--Class B                                             51,154
   Distribution fee--Class C                                              3,617
   Transfer agent's fees and expenses                                   775,000
   Custodian's fees and expenses                                        310,000
   Reports to shareholders                                              170,000
   Legal fees and expenses                                               98,000
   Audit fees                                                            72,000
   Registration fees                                                     61,000
   Directors' fees                                                       15,000
   Miscellaneous                                                          8,549
                                                                -----------------
      Total expenses                                                  3,961,757
                                                                -----------------
Net investment income                                                14,005,384
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                           (4,919,379)
   Foreign currency transactions                                    (17,974,168)
   Financial futures contracts transactions                            (101,280)
   Options written                                                      (38,032)
                                                                -----------------
                                                                    (23,032,859)
                                                                -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       18,223,871
   Foreign currencies                                                (1,907,372)
   Financial futures contracts                                          (65,391)
                                                                -----------------
                                                                     16,251,108
                                                                -----------------
Net loss on investments and foreign currencies                       (6,781,751)
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $   7,223,633
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     15

       Prudential Global Total Return Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2000                 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  14,005,384        $  10,578,315
   Net realized loss on investment and
      foreign currency transactions              (23,032,859)          (7,962,203)
   Net change in unrealized appreciation
      (depreciation) on investment and
      foreign currency transactions               16,251,108          (19,742,583)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                    7,223,633          (17,126,471)
                                             -----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                             --           (7,213,780)
      Class B                                             --             (178,555)
      Class C                                             --              (13,365)
      Class Z                                             --             (224,615)
                                             -----------------    -----------------
                                                          --           (7,630,315)
                                             -----------------    -----------------
   Tax return of capital distributions
      Class A                                    (12,476,703)          (2,951,146)
      Class B                                       (338,030)             (82,514)
      Class C                                        (21,336)              (6,196)
      Class Z                                       (644,921)             (86,864)
                                             -----------------    -----------------
                                                 (13,480,990)          (3,126,720)
                                             -----------------    -----------------
Fund share transactions (Net of share
   conversions) (Note 6 and 7)
   Net proceeds from shares sold                  10,743,153          181,565,604
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                5,948,995            3,609,392
   Cost of shares reacquired                     (63,981,415)         (43,791,864)
                                             -----------------    -----------------
   Increase (decrease) in net assets from
      Fund share transactions                    (47,289,267)         141,383,132
                                             -----------------    -----------------
Total increase (decrease)                        (53,546,624)         113,499,626
                                             -----------------    -----------------
NET ASSETS
Beginning of year                                278,766,900          165,267,274
                                             -----------------    -----------------
End of year                                    $ 225,220,276        $ 278,766,900
                                             -----------------    -----------------
                                             -----------------    -----------------

    16                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements

      Prudential Global Total Return Fund, Inc. (the 'Fund') is an open-end, non-diversified management investment company. The Fund's investment objective is to seek total return made up of current income and capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities issued by the U.S. and foreign governments, supranational organizations, semi-government entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. The Fund looks primarily for investment-grade securities denominated in U.S. dollars and in foreign currencies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market makers. Any security for which the primary market is on an exchange or NASDAQ National Market System Securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      All securities are valued as of 4:15 p.m., New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreement:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.
                                                                          17

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain
    18

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to
                                                                          19

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Security Transactions and Net Investment Income:    Security transactions
are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for the fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

      Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
    20

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    Dividends are declared and paid quarterly.
Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized loss on investments by $28,268,215, increase distributions in excess of net investment income by $14,476,782 and decrease paid-in capital by $13,791,433 due to expiring capital loss carryforward and foreign currency losses realized and recognized during the year ended December 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), a wholly owned subsidiary of Prudential. The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadvisor's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares
                                                                          21

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 2000.

      PIMS has advised the Fund that it has received approximately $14,200 and $10,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2000. From these fees, PIMS paid a substantial part of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2000, it received approximately $24,600 and $9,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2000, the Fund incurred fees of approximately $553,500 for the services of PMFS. As of December 31, 2000, approximately $39,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
    22

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2000, aggregated $970,249,006 and $1,027,040,527, respectively.

      During the year ended December 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2000 are as follows:

                                                  Value at        Value at
Number of                         Expiration       Trade        December 31,       Unrealized
Contracts           Type             Date           Date            2000         (Depreciation)
---------     ----------------    -----------    ----------     ------------     ---------------
              Short Position:
    45         10 yr. T-Note      Mar. 2001      $4,653,281      $4,718,672         $ (65,391)
                                                                                 ---------------
                                                                                 ---------------

      At December 31, 2000, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

                                                 Value at
Foreign Currency              Current        Settlement Date        Unrealized         Unrealized
  Purchase Contracts           Value             Payable           Appreciation      (Depreciation)
------------------------    ------------     ----------------     --------------     --------------
Australian Dollars,
  expiring 1/12/01          $  5,145,199       $  5,096,856         $   48,343        $         --
Canadian Dollar,
  expiring 1/8/01 -
  1/10/01                      7,783,623          7,647,219            136,404                  --
Euros,
  expiring 1/5/01 -
  1/11/01                    107,357,497        101,483,195          5,874,302                  --
Japanese Yen,
  expiring 1/5/01 -
  1/9/01                      19,467,104         20,062,656                 --            (595,552)
New Zealand Dollars,
  expiring 1/8/01                701,755            693,100              8,655                  --
Pound Sterling,
  expiring 1/5/01              1,661,535          1,577,574             83,961                  --
South African Rand,
  expiring 1/8/01 -
  1/20/01                      9,086,287          9,031,400             54,887                  --
                            ------------     ----------------     --------------     --------------
                            $151,203,000       $145,592,000         $6,206,552        $   (595,552)
                            ------------     ----------------     --------------     --------------
                            ------------     ----------------     --------------     --------------

                                                                          23

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

                                                 Value at
Foreign Currency              Current        Settlement Date        Unrealized         Unrealized
  Sale Contracts               Value            Receivable         Appreciation      (Depreciation)
------------------------    ------------     ----------------     --------------     --------------
Australian Dollars,
  expiring 1/9/01           $  4,525,895       $  4,500,000         $       --        $    (25,895)
Canadian Dollar,
  expiring 1/8/01 -
  1/10/01                      9,096,085          8,902,876                 --            (193,209)
Danish Krone,
  expiring 1/22/01             1,480,116          1,425,392                 --             (54,724)
Euros,
  expiring 1/5/01 -
  1/11/01                    136,034,943        128,552,417                 --          (7,482,526)
Japanese Yen,
  expiring 1/5/01 -
  1/9/01                      64,265,458         66,367,457          2,101,999                  --
New Zealand Dollars,
  expiring 1/8/01             12,477,673         11,858,880                 --            (618,793)
South African Rand,
  expiring 1/8/01 -
  1/20/01                      4,578,393          4,523,576                 --             (54,817)
Swedish Krona,
  expiring 1/1/01             15,985,567         15,205,685                 --            (779,882)
                            ------------     ----------------     --------------     --------------
                            $248,444,130       $241,336,283         $2,101,999        $ (9,209,846)
                            ------------     ----------------     --------------     --------------
                            ------------     ----------------     --------------     --------------

      Transactions in written call options during the year ended December 31, 2000 were as follows:

                                                        Number of        Premiums
                                                        Contracts        Received
                                                        ----------       ---------
Options outstanding at December 31, 1999                      --               --
Options written                                            4,000          $89,978
Options exercised                                         (4,000)         (89,978)
                                                        ----------       ---------
Options outstanding at December 31, 2000                      --          $    --
                                                        ----------       ---------
                                                        ----------       ---------

      The United States federal income tax basis of the Fund's investments at December 31, 2000 was $220,021,139 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $1,658,192 (gross unrealized appreciation--$5,484,352; gross unrealized depreciation--$7,142,544).
    24

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2000, of approximately $32,308,100, of which $22,786,500 expires in 2001, $1,565,600 expires in 2002, $326,200 expires in 2003,
$1,656,400 in 2005, $73,000 in 2006, $827,000 in 2007 and $5,073,400 in 2008.
During the fiscal year ended December 31, 2000, approximately $6,252,600 of the capital loss carryforward expired unused. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund has elected to treat net capital losses of $310,465 incurred in the two month period ended December 31, 2000 as having occurred in the next fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 2000, the Fund had a 0.03% undivided interest in the joint account. The undivided interest for the Fund represents $301,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Bear, Stearns & Co. Inc., 6.00%, in the principal amount of $245,000,000, repurchase price $245,163,333, due 1/2/01. The value of the collateral including accrued interest was $250,948,197.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.00%, in the principal amount of $245,000,000, repurchase price $245,163,333, due 1/2/01. The value of the collateral including accrued interest was $249,901,068.

      State Street Bank & Trust Co., 5.50%, in the principal amount of $137,369,000, repurchase price $137,452,947, due 1/2/01. The value of the collateral including accrued interest was $140,122,696.

      Warburg Dillon Read Inc., 6.00%, in the principal amount of $245,000,000, repurchase price $245,163,333, due 1/2/01. The value of the collateral including accrued interest was $249,902,063.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a
                                                                          25

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended December 31, 2000:
Shares sold                                                    339,437    $   2,418,211
Shares issued in reinvestment of dividends and
  distributions                                                715,875        5,026,331
Shares reacquired                                           (7,274,279)     (51,553,682)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (6,218,967)     (44,109,140)
Shares issued upon conversion from Class B                      62,581          444,797
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (6,156,386)   $ (43,664,343)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                    256,447    $   1,936,647
Shares issued in connection with reorganization (Note 7)    20,010,669      159,581,878
Shares issued in reinvestment of dividends and
  distributions                                                414,519        3,075,349
Shares reacquired                                           (5,023,661)     (37,816,441)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                15,657,974      126,777,433
Shares issued upon conversion from Class B                      23,127          173,394
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               15,681,101    $ 126,950,827
                                                           -----------    -------------
                                                           -----------    -------------
Class B
--------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                    263,866    $   1,866,824
Shares issued in reinvestment of dividends and
  distributions                                                 38,011          267,297
Shares reacquired                                             (449,285)      (3,175,491)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (147,408)      (1,041,370)
Shares reacquired upon conversion into Class A                 (62,581)        (444,797)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (209,989)   $  (1,486,167)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                    217,107    $     976,369
Shares issued in connection with reorganization (Note 7)       648,159        5,241,518
Shares issued in reinvestment of dividends and
  distributions                                                 28,530          212,311
Shares reacquired                                             (247,247)      (3,255,251)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding
  before conversion                                            646,549        3,174,947
Shares reacquired upon conversion into Class A                 (23,127)        (173,394)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                  623,422    $   3,001,553
                                                           -----------    -------------
                                                           -----------    -------------

    26

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended December 31, 2000:
Shares sold                                                    537,665    $   3,707,719
Shares issued in reinvestment of dividends and
  distributions                                                  2,908           20,478
Shares reacquired                                             (558,150)      (3,851,380)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                  (17,577)   $    (123,183)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                     17,923    $     145,005
Shares issued in connection with reorganization (Note 7)        49,309          386,351
Shares issued in reinvestment of dividends and
  distributions                                                  2,370           17,612
Shares reacquired                                              (26,555)        (198,104)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                   43,047    $     350,864
                                                           -----------    -------------
                                                           -----------    -------------
Class Z
--------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                    386,513    $   2,750,399
Shares issued in reinvestment of dividends and
  distributions                                                 90,273          634,889
Shares reacquired                                             (759,544)      (5,400,862)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (282,758)   $  (2,015,574)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                    278,304    $   2,122,619
Shares issued in connection with reorganization (Note 7)     1,481,032       11,175,217
Shares issued in reinvestment of dividends and
  distributions                                                 41,217          304,120
Shares reacquired                                             (335,941)      (2,522,068)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                1,464,612    $  11,079,888
                                                           -----------    -------------
                                                           -----------    -------------

Note 7. Reorganization
On May 26, 1999, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Global Limited Maturity Fund, Inc. and the Prudential Intermediate Global Income Fund, Inc. in exchange for like shares of the Fund and the Fund's assumption of the liabilities of Prudential Global Limited Maturity Fund, Inc. and Prudential Intermediate Global Income Fund, Inc.

      The Plan was approved by the shareholders of Prudential Global Limited Maturity Fund, Inc. and Prudential Intermediate Global Income Fund, Inc. at a shareholder meeting held on October 19, 1999. The reorganization took place on October 22, 1999. Prudential Global Limited Maturity Fund, Inc. and Prudential Intermediate Global Income Fund, Inc. and the Fund incurred their pro rata share of the costs of reorganization, including the costs of proxy solicitation.
                                                                          27

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      The acquisition was accomplished by a tax-free exchange of the following shares:

           Prudential Global                   Prudential Global
           Limited Maturity                       Total Return
              Fund, Inc.:                          Fund, Inc.               Value
Class A                       6,701,965     Class A        6,692,871     $49,296,112
    B                            92,971           B           93,350         688,151
    C                             4,375           C            4,393          32,384
    Z                             6,521           Z            6,530          48,187
              Prudential
          Intermediate Global
          Income Fund, Inc.:
Class A                      13,210,252           A       13,317,798     $98,167,564
    B                           550,329           B          554,809       4,091,534
    C                            44,554           C           44,916         331,237
    Z                         1,464,579           Z        1,474,502      10,880,345

      The aggregate net assets and unrealized depreciation of the funds immediately before the acquisition were:

                                                                            Unrealized
                                                            Net Assets     Depreciation
                                                            -----------    ------------
Global Limited Maturity Fund, Inc.                          $50,064,834    $ (3,937,015)
Intermediate Global Income Fund, Inc.                       113,470,680      (6,836,162)

      The aggregate net assets of the Prudential Global Total Return Fund, Inc. immediately before the acquisition was $134,835,274.

      The future utilization of the acquired capital loss carryforwards from Prudential Global Limited Maturity Fund, Inc. and Prudential Intermediate Global Income Fund, Inc. in the amounts of $19,106,058 and $13,554,306, respectively, will be limited by Section 382 of the Internal Revenue Code of 1986, as amended. For each fund, the annual limitation is $2,728,533 and $6,184,152, respectively.
    28

       Prudential Global Total Return Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    7.26
                                                                -----------------
Income from investment operations
Net investment income                                                     .42
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                    (.18)
                                                                -----------------
      Total from investment operations                                    .24
                                                                -----------------
Less distributions
Dividends from net investment income                                       --
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
Tax return of capital distributions                                      (.40)
                                                                -----------------
      Total distributions                                                (.40)
                                                                -----------------
Redemption fee retained by Fund                                            --
                                                                -----------------
Net asset value, end of year                                        $    7.10
                                                                -----------------
                                                                -----------------
TOTAL INVESTMENT RETURN(a):                                              3.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 208,101
Average net assets (000)                                            $ 225,914
Ratios to average net assets:
   Expenses, including distribution fees                                 1.62%
   Expenses, excluding distribution fees                                 1.37%
   Net investment income                                                 5.74%
For Class A, B, C, and Z shares:
   Portfolio turnover rate                                                436%

------------------------------
(a) Total investment return based on net asset value is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load. Dividends and distributions prior to January 15, 1996 are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Prior to January 15, 1996 the Fund operated as a closed-end investment company.
    See Notes to Financial Statements                                     29

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                     Class A(c)
------------------------------------------------------------------------------------
                              Year Ended December 31,
------------------------------------------------------------------------------------
    1999(b)             1998(b)              1997(b)              1996(c)
------------------------------------------------------------------------------------
    $   8.03            $   7.88             $   8.38             $   8.44
----------------    ----------------     ----------------     ----------------
         .44                 .52                  .55                  .62
        (.75)                .16                 (.18)                 .32
----------------    ----------------     ----------------     ----------------
        (.31)                .68                  .37                  .94
----------------    ----------------     ----------------     ----------------
        (.33)               (.35)                (.68)                (.62)
          --                (.02)                (.19)                (.50)
          --                (.16)                  --                   --
        (.13)                 --                   --                   --
----------------    ----------------     ----------------     ----------------
        (.46)               (.53)                (.87)               (1.12)
----------------    ----------------     ----------------     ----------------
          --                  --                   --                  .12
----------------    ----------------     ----------------     ----------------
    $   7.26            $   8.03             $   7.88             $   8.38
----------------    ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------
       (3.95)%              8.92%                4.55%               13.15%
    $257,548            $158,932             $183,054             $229,770
    $166,940            $171,427             $204,795             $299,026
        1.75%               1.33%                1.39%                1.33%
        1.50%               1.18%                1.24%                1.18%
        6.00%               6.42%                6.73%                7.01%
         132%                 46%                  43%                  32%

    30                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  7.26
                                                                     -------
Income from investment operations
Net investment income                                                    .37
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                   (.17)
                                                                     -------
      Total from investment operations                                   .20
                                                                     -------
Less distributions
Dividends from net investment income                                      --
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                             --
Tax return of capital distributions                                     (.36)
                                                                     -------
      Total distributions                                               (.36)
                                                                     -------
Redemption fee retained by Fund                                           --
                                                                     -------
Net asset value, end of period                                       $  7.10
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(a):                                             2.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 6,145
Average net assets (000)                                             $ 6,821
Ratios to average net assets:
   Expenses, including distribution fees                                2.12%
   Expenses, excluding distribution fees                                1.37%
   Net investment income                                                5.24%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class B shares.
    See Notes to Financial Statements                                     31

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                         Class B
-----------------------------------------------------------------------------------------
                 Year Ended December 31,                       January 15, 1996(d)
----------------------------------------------------------           Through
    1999(b)              1998(b)              1997(b)           December 31, 1996
-----------------------------------------------------------------------------------------
     $ 8.03               $ 7.89               $ 8.39                 $ 8.51
    -------              -------              -------                -------
        .40                  .46                  .49                    .57
       (.76)                 .16                 (.16)                   .26
    -------              -------              -------                -------
       (.36)                 .62                  .33                    .83
    -------              -------              -------                -------
       (.28)                (.30)                (.64)                  (.57)
         --                 (.02)                (.19)                  (.50)
         --                 (.16)                  --                     --
       (.13)                  --                   --                     --
    -------              -------              -------                -------
       (.41)                (.48)                (.83)                 (1.07)
    -------              -------              -------                -------
         --                   --                   --                    .12
    -------              -------              -------                -------
     $ 7.26               $ 8.03               $ 7.89                 $ 8.39
    -------              -------              -------                -------
    -------              -------              -------                -------
      (4.35)%               8.13%                3.98%                 11.99%
     $7,810               $3,625               $2,300                 $  175
     $4,642               $3,048               $1,246                 $   52
       2.25%                1.93%                1.99%                  1.93%(c)
       1.50%                1.18%                1.24%                  1.18%(c)
       5.49%                5.86%                6.13%                  6.41%(c)

    32                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  7.26
                                                                     -------
Income from investment operations
Net investment income                                                    .36
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                   (.16)
                                                                     -------
      Total from investment operations                                   .20
                                                                     -------
Less distributions
Dividends from net investment income                                      --
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                             --
Tax return of capital distributions                                     (.36)
                                                                     -------
      Total distributions                                               (.36)
                                                                     -------
Redemption fee retained by Fund                                           --
                                                                     -------
Net asset value, end of period                                       $  7.10
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(a):                                             2.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $   424
Average net assets (000)                                             $   482
Ratios to average net assets:
   Expenses, including distribution fees                                2.12%
   Expenses, excluding distribution fees                                1.37%
   Net investment income                                                5.29%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Figure is actual and not rounded to nearest thousand.
    See Notes to Financial Statements                                     33

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                         Class C
-----------------------------------------------------------------------------------------
                 Year Ended December 31,                       January 15, 1996(d)
----------------------------------------------------------           Through
    1999(b)              1998(b)              1997(b)           December 31, 1996
-----------------------------------------------------------------------------------------
     $ 8.03               $ 7.89               $ 8.39                 $ 8.51
    -------              -------              -------                -------
        .40                  .46                  .49                    .57
       (.76)                 .16                 (.16)                   .26
    -------              -------              -------                -------
       (.36)                 .62                  .33                    .83
    -------              -------              -------                -------
       (.28)                (.30)                (.64)                  (.57)
         --                 (.02)                (.19)                  (.50)
         --                 (.16)                  --                     --
       (.13)                  --                   --                     --
    -------              -------              -------                -------
       (.41)                (.48)                (.83)                 (1.07)
    -------              -------              -------                -------
         --                   --                   --                    .12
    -------              -------              -------                -------
     $ 7.26               $ 8.03               $ 7.89                 $ 8.39
    -------              -------              -------                -------
    -------              -------              -------                -------
      (4.35)%               8.13%                3.98%                 11.99%
     $  561               $  275               $  190                 $  210(e)
     $  354               $  220               $  397                 $  204(e)
       2.25%                1.93%                1.99%                  1.93%(c)
       1.50%                1.18%                1.24%                  1.18%(c)
       5.51%                5.84%                6.05%                  6.41%(c)

    34                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                           Class Z
                                     ---------------------------------------------------
                                                                             March 17,
                                                                              1997(d)
                                          Year Ended December 31,             Through
                                     ----------------------------------     December 31,
                                        2000        1999(b)     1998(b)       1997(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $   7.27      $  8.03     $ 7.88         $ 8.32
                                     ----------     -------     -------     ------------
Income from investment
operations
Net investment income                      .43          .42        .52            .39
Net realized and unrealized gain
   (loss) on investment and
   foreign currencies                     (.18)        (.71)       .17            .05
                                     ----------     -------     -------     ------------
      Total from investment
      operations                           .25         (.29)       .69            .44
                                     ----------     -------     -------     ------------
Less distributions
Dividends from net investment
income                                      --         (.34)      (.36 )         (.69)
Distributions in excess of net
   investment income                        --           --       (.02 )         (.19)
Distributions from net realized
   capital gains                            --           --       (.16 )           --
Tax return of capital
   distributions                          (.42)        (.13)        --             --
                                     ----------     -------     -------     ------------
      Total distributions                 (.42)        (.47)      (.54 )         (.88)
                                     ----------     -------     -------     ------------
Redemption fee retained by Fund             --           --         --             --
                                     ----------     -------     -------     ------------
Net asset value, end of period        $   7.10      $  7.27     $ 8.03         $ 7.88
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL INVESTMENT RETURN(a):               3.78%       (3.74)%     9.07 %         5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 10,551      $12,847     $2,435         $  686
Average net assets (000)              $ 11,136      $ 4,604     $1,771         $  257
Ratios to average net assets:
   Expenses, including
      distribution fees                   1.37%        1.50%      1.18 %         1.24%(c)
   Expenses, excluding
      distribution fees                   1.37%        1.50%      1.18 %         1.24%(c)
   Net investment income                  5.98%        6.11%      6.65 %         5.41%(c)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    See Notes to Financial Statements                                     35

       Prudential Global Total Return Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Total Return Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2001
    36

       Prudential Global Total Return Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 2000, the Fund paid distributions of $.400 per Class A share, $.364 per Class B share, $.364 per Class C share and $.420 per Class Z share representing dividends as a return of capital.

      We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

Prudential Global Total Return Fund, Inc.

      Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

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Prudential World Fund, Inc.
  Prudential Global Growth Fund
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Target Funds
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BALANCED/ALLOCATION FUNDS
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The Prudential Investment Portfolios, Inc.
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

           www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
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Tax-Free Bond Funds
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Prudential Municipal Series Fund
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Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
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Cash Accumulation Trust
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Prudential Institutional Liquidity Portfolio, Inc.
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Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
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Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Global Total Return Fund, Inc.

     Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

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              www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

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Prudential Global Total Return Fund, Inc.

    Class A     Growth of a $10,000 Investment
             (GRAPH)

Average Annual Total Returns as of 12/31/00

                          One Year      Five Years      Ten Years   Since Inception (7/7/86)
With Sales Charge          -0.65%          4.22%           6.46%            8.56%
Without Sales Charge        3.49%          5.07%           6.90%            8.87%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class A shares) with a similar investment in the J.P. Morgan Government Bond Index/Global (the GBI) by portraying the initial account values at 12/31/90, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

                www.prudential.com  (800) 225-1852

    Class B     Growth of a $10,000 Investment
             (GRAPH)

Average Annual Total Returns as of 12/31/00

                          One Year      Five Years      Ten Years   Since Inception (7/7/86)
With Sales Charge          -2.18%           N/A             N/A               4.23%
Without Sales Charge        2.82%           N/A             N/A               4.40%

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class B shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Global Total Return Fund, Inc.

    Class C     Growth of a $10,000 Investment
             (GRAPH)

Average Annual Total Returns as of 12/31/00

                          One Year      Five Years      Ten Years   Since Inception (7/7/86)
With Sales Charge          0.79%           N/A              N/A               4.19%
Without Sales Charge       2.82%           N/A              N/A               4.40%

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class C shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

            www.prudential.com  (800) 225-1852

    Class Z     Growth of a $10,000 Investment
             (GRAPH)

Average Annual Total Returns as of 12/31/00

                          One Year      Five Years      Ten Years   Since Inception (7/7/86)
With Sales Charge          3.78%            N/A             N/A               3.76%
Without Sales Charge       3.78%            N/A             N/A               3.76%

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class Z shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted;
and (b) all dividends and distributions were reinvested.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy,
Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.